                                                                    EXHIBIT 10.7


AMSOUTH(R) BANK

MASTER NOTE FOR BUSINESS AND COMMERCIAL LOANS         Montgomery, Alabama
$ 2,500,000.00                                        July 7, 2000
                                                      Date

     FOR VALUE RECEIVED, the undersigned (hereinafter called, whether one or more, the "Borrower"), jointly and severally (if more than one) promises to pay to the order of AmSouth Bank, its successors and assigns (hereinafter sometimes called the "Bank" and sometimes, together with any other holder of this note, called "Holder"), at any office of Holder or at such other place as Holder may from time to time designate, the sum of ***Two Million Five Hundred Thousand and 00/100***Dollars ($ 2,500,000), or so much thereof as the Bank has advanced to the Borrower hereunder (the "Loan"), plus interest from the date hereof until maturity (whether by acceleration or otherwise) on the outstanding unpaid principal balance of the Loan, at the rate of [check (1), (2), or (3)]:

     [ ] (1)________ % per annum.
     [ ] (2)________ % per annum in excess of the prime rate of the Bank in effect from time to time as designated by the Bank (the "Prime Rate"), with changes in the interest rate on this note caused by changes in the Prime Rate to take effect on the date the Prime Rate changes without notice to the Borrower or any action by Holder.
     [x] (3) See Exhibit "A" attached hereto and by this reference becomes a party hereto.

     Interest will be computed on the basis of the actual number of days elapsed over (check one) [x] to the extent allowed by applicable law, an assumed 360-day year, [ ] a 365 (or 366-, if leap year) day year.

     If none of the foregoing provisions for a rate of interest is checked, the rate of interest payable on the Loan until maturity (whether by acceleration or otherwise) shall be the Prime Rate of the Bank in effect from time to time, or such lesser rate as shall be the maximum permitted by law, computed on the basis of the actual number of days elapsed over an assumed 360-day year.

     Notwithstanding anything to the contrary contained in this note, the amount paid or agreed to be paid as interest on the principal

     The Borrower hereby agrees to repay principal and interest as follows:

     The Borrower will pay the principal amount of the Loan (check one and complete if applicable:)

     [ ] on demand, [x] 364 days after date, or
     [ ] _______________________________________________________________________
         ______________________________________________________________________,
         and will pay the interest on the Loan (check one and complete if applicable):
     [ ] at maturity, [x] in monthly installments on the 6th day of each month hereafter, and at maturity
     [ ] in quarterly installments on the _____ day of each __________, _______,
         _____________, and ______________________ hereafter and at maturity, or
     [ ] _______________________________________________________________________
         ______________________________________________________________________.

     For purposes of sending periodic billing statements in advance of each interest payment date, at the Holder's option, the Prime Rate in effect 15 days prior to each interest payment date shall be deemed to be the Prime Rate that continues in effect until the date prior to such interest payment date for purposes of computing the amount of interest payable on such interest payment date. If the Prime Rate changes during such 15-day period, the difference between the amount of interest that in fact accrues during such period and the amount of interest actually paid will be added to or subtracted from, as the case may be, the interest otherwise payable in preparing the periodic billing statement for the next succeeding interest payment date. In determining the amount of interest payable at the final maturity or upon full prepayment of this Master Note, all changes in the Prime Rate occurring on or prior to the day before the final maturity date or the date of such full prepayment shall be taken into account.

     If none of the foregoing provisions for the repayment of principal and/or interest is checked, the principal, if not checked, and interest, if not checked, due hereunder shall be payable on demand of the Holder.

     For purposes of sending periodic billing statements in advance of each interest payment date, at the Holder's option, the Prime Rate in effect 15 pays prior to each interest payment date shall be deemed to be the Prime Rate that continues in effect until the date prior to such interest payment date for purposes of computing the amount of interest payable on such interest payment date. If the Prime Rate changes during such 15-day period, the difference between the amount of interest that in fact accrues during such period and the amount of interest actually paid will be added to or subtracted from, as the case may be, the interest otherwise payable in preparing the periodic billing statement for the next succeeding interest payment date. In determining the amount of interest payable at the final maturity or upon full prepayment of this Master Note, all changes in the Prime Rate occurring on or prior to the day before the final maturity date or the date of such full prepayment shall be taken into account.

     If none of the foregoing provisions for the repayment of principal and/or interest is checked, the principal, if not checked, and interest, if not checked, due hereunder shall be payable on demand of the Holder.

     If permitted under applicable law, the Borrower agrees to pay to Holder, on demand, a late charge. This late charge will be 5% of any installment that is not paid within 12 days after it is due and will be 5% of the interest portion of the payment due upon the final maturity date of this note if that payment is not paid within 12 days after it is due. This late charge will never be less than $10 nor more than $250 on each payment. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other right Holder may have, including, without limitation, the right to declare the entire unpaid principal and interest immediately due and payable.

     All payments coming due on this Master Note shall be made in cash or immediately available funds at the Holder's office at which the payment is made. At its option, the Holder may elect to give the Borrower credit for any payment made by check or other instrument in accordance with the Holder's availability schedule in effect from time to time for such items and instruments, which the Holder will make available to the Borrower on request. Each payment on the indebtedness evidenced hereby will first reduce charges owed by the Borrower that are neither principal nor interest. The remainder of each payment will be applied first to accrued but unpaid interest and then to unpaid principal. Any partial prepayments of principal will be applied to installments due in the inverse order of their maturity and no such partial prepayment of principal will have the effect of postponing, satisfying, reducing, or otherwise affecting any scheduled installment before the principal of and interest on the Loan is, and all other charges due hereunder are, paid in full.

     This note is a master note, and it is contemplated that the proceeds of the Loan evidenced hereby will be advanced from time to time to the Borrower by Holder in installments, as requested by the Borrower and agreed to by Holder. It is further contemplated that any amounts advanced under this note may be prepaid from time to time by the Borrower and subsequently re-advanced by Holder, so long as the principal amount outstanding does not exceed the face amount of this note. By reason of prepayments hereon there may be times when no indebtedness is owing hereunder, and notwithstanding any such occurrence, this note shall remain valid and shall be in full force and effect as to each subsequent principal advance made hereunder. The Holder shall maintain a record (by computer or otherwise) of all principal advances and repayments under this Master Note and that record shall be presumed to be correct in the absence of clear and convincing evidence to the contrary.

     Unless the Holder has otherwise agreed in writing, the Holder is not obligated to make any advances or re-advances hereunder, and all advances and re-advances shall be made at the option of Holder. This note shall be valid and enforceable as to the aggregate amount advanced at any time hereunder, whether or not the full face amount hereof is advance.

     If the Loan is payable on demand, this paragraph is inoperative and is not applicable; otherwise, this paragraph is operative and applies to the Loan in accordance with its terms. In the event of default in the payment of any one or more installments of principal or interest which may become due hereunder, when and as the same fall due, or in the payment of all of principal and interest due hereunder at maturity, or the failure of any maker, endorser, surety or guarantor hereof (hereinafter called the "Obligors") to pay when due or perform any of the Obligations (meaning thereby this note and any and all renewals and extensions thereof and all other liabilities and indebtedness of the Borrower to Holder, now existing or hereafter incurred or arising, direct or indirect, and however incurred) or any part thereof or the failure of any Obligor to pay when due any other liability to Holder, in the event a default occurs under the terms of any loan agreement or other instrument (other than this note), document or paper evidencing, securing, guaranteeing, or executed in connection with all or any part of the Obligations (hereinafter, together with this note, collectively called the "Loan Documents"), or in the event Holder shall in good faith deem itself insecure for any reason, or on the happening of any one or more of said events, Holder shall have the right at its election and without notice to any Obligor to declare the Obligations immediately due and payable with interest to date. No delay in making such election shall be construed to waive the right to make such election. Holder may note the fact of acceleration hereon without stating the ground therefor and whether or not noted hereon such election to accelerate shall be effective.

     In the event of death of, insolvency of, general assignment by, judgment against, filing of a petition in bankruptcy by or against, filing a petition for the reorganization of, filing of application in any court for receiver for, or issuance of a writ of garnishment or attachment in a suit or action against any Obligor or against any of the assets of any Obligor, or on the happening of any one or more of said events, the Obligations shall, without notice to or demand upon any Obligor, immediately become due and payable with interest to date unless Holder shall on notice of such event elect to waive such acceleration by written notation hereon.

     Each of the Obligors hereby severally (a) waives as to this debt or any renewal or extension thereof all rights of exemption under the Constitution or laws of Alabama or any other state as to personal property; (b) waives demand (unless this note is payable on demand), presentment, protect, notice of protest, notice of dishonor, suit against any party and all other waivable requirements necessary to hold any Obligor liable; (c) agrees that time of payment may be extended one or more times for any period of time (whether such period is shorter or longer than the initial term of this note) or renewal notes taken or other indulgence granted without notice of or consent to such action and without release of liability as to any Obligor; (d) as to all or any part of the Obligations, consents to Holder's releasing, agreeing not to sue, suspending the right to enforce this instrument against or otherwise discharging or compromising any Obligation of any Obligor or other person against whom any Obligor has to the knowledge of Holder a right of recourse, all without notice to or further reservations of rights against any Obligor, and all without in any way affecting or releasing the liability of any Obligor; (e) consents to Holder's releasing, exchanging or otherwise dealing in any manner with all or any portion of any collateral, lien, or right of set-off which may now or hereafter secure this note, all without notice to or further reservations of rights against any Obligor, and all without in any way affecting or releasing the liability of any Obligor, even though such release, exchange or other dealing may in any manner and to any extent impair any such collateral, lien or right of set-off; (f) agrees to pay all costs of collecting or securing or attempting to collect or secure this note or defending any unsuccessful claim asserted against the Holder in connection with this note, including reasonable attorneys' fees; and (g) warrants that this Loan is for business, commercial or agricultural purposes.

     In addition to all liens upon, and rights of set-off against, any monies, securities, or other property of any of the Obligors given to Holder by law, Holder shall have a lien upon and a right of set-off against all monies, securities and other property of any of the Obligors now or hereafter in the possession of, or on deposit with, Holder, whether held in a general or special account or deposit, for safekeeping, or otherwise; and every such lien and right of set-off may be exercised without demand upon or notice to any Obligor, and the Bank shall have no liability with respect to any of Obligor's checks or other items which may be returned or other funds transfers which may not be made due to insufficient funds thereafter.

     The Borrower understands that the Bank may from time to time enter into a participation agreement or agreements with one or more participants pursuant to which such participant or participants shall be given participations in the Loan and that such participants may from time to time similarly grant to other participants sub-participations in the Loan. The Borrower agrees that any participant may exercise any and all rights of banker's lien or set-off whether arising by operation of law or given to Holder by the provisions of this note, with respect to the Borrower as fully as if such participant had made the Loan directly to the Borrower. For the purposes of this Paragraph only, the Borrower shall be deemed to be directly obligated to each participant or subparticipant in the amount of its participating interest in the principal of, and interest on, the Loan.

     Neither any failure nor any delay on the part of Holder in exercising any right, power or privilege under this note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right power or privilege. No modification, amendment or waive of any provisions of this note shall be effective unless in writing and signed by a duly authorized officer of Holder, and then the same shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Obligor in any case shall entitle Obligor to any other or further notice or demand in the same, similar or other circumstances.

     Any provision of this note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     The provisions of this note shall inure to the benefit of the Holder, its successors and assigns and shall be binding upon their heirs, successors and assigns of each Obligor, except that no Obligor may assign or transfer his, her or its obligation hereunder without the written consent of Holder.

     All rights, powers and remedies of Holder under this note and now or hereafter existing at law, in equity or otherwise shall be cumulative and may be exercised successively or concurrently.

     The Loan Documents contain the entire understanding and agreement between the Borrower and the Holder with respect to the Loan and supersede any and all prior agreements, understandings, promises, and statements with respect to the Loan. This Master Note may not be modified, amended, or supplemented in any manner except by a written agreement executed by both the Borrower and the Holder.

     This note shall be construed in accordance with and governed by the laws of the State of Alabama.

     This agreement is executed under seal by the Borrower of each of them.

       CAUTION-IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS MASTER NOTE
                               BEFORE YOU SIGN IT


No. 468156  702159             Boyd Brothers Transportations, Inc.
    --------------             ----------------------------------- [SEAL]

Due July 6, 2001               By: /s/ Richard C. Bailey
    --------------             ----------------------------------- [SEAL]

                               Its: CFO
                               ----------------------------------- [SEAL]

                               ----------------------------------- [SEAL]

                               ----------------------------------- [SEAL]

                                GUARANTY OF NOTE

         For value received and in consideration of the credit extended or to be extended to the maker or makers (whether one or more, called the "Maker") of the master note on the reverse side hereof (together with any extension and renewal thereof called the "Note") by the payee hereof (together with its successors and assigns and every subsequent holder of the Note called the "Holder"), which the undersigned requested, and in further consideration of the sum of ten dollars and other good and valuable consideration to the undersigned in hand paid by said payee, the receipt and sufficiency of which are hereby acknowledged, the undersigned (if more than one, jointly and severally) hereby (a) unconditionally and absolutely guarantees to the Holder the prompt payment, when and as due and payable (whether by acceleration or otherwise), of all indebtedness evidenced by the Note, including without limitation principal, interest, Recovered payments (as hereinafter defined), costs, and expenses (collectively, the "Debts") and agrees to pay any of the Debts on demand at any time after the maturity thereof;
(b) agrees to be bound by all of the terms and provisions of the Note (including the terms waiving notice and agreeing to pay costs and expenses of collection, such as reasonable attorneys' fees, in the event of default); (c) agrees that the Holder will not be required first to resort to the maker or any other endorser, surety, or guarantor (each maker, other endorser, surety, or guarantor being hereinafter individually called an "Obligor") or to any guaranty or other security (collectively, the "Collateral") pledged or granted to it by any instrument or agreement (collectively, the "Security Documents" and individually , a "Security Document"), or otherwise assigned or conveyed to it, but in case of default in the payment of any of the Debts, the Holder may forthwith look to the undersigned, jointly and severally, for payment under the provisions hereof;
(d) agrees that the obligations of the undersigned hereunder are absolute, unconditional, present and continuing guaranties of payment and not collectively and shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based upon any claim that the undersigned, or any of them, may have against the Maker, the Holder or any Obligor; (e) agrees that any of the Debts may be renewed, extended or modified, in whole or in part, by the execution of a new Note or otherwise, and this guaranty shall be made to extend to and cover such extended, renewed or modified Debts, on whatever terms and conditions the same may be extended, renewed or modified, without the necessity for the undersigned to execute any new guaranty agreement guaranteeing or Note evidencing the same or any other document and without regard to the number of times or the manner in which the same may have been or shall be extended, renewed or modified; (f) agrees that the obligations and liabilities of the undersigned hereunder shall not be discharged, impaired, modified or otherwise affected by (i) the unenforceability, non-existence, invalidity, non-perfection, or impairment of the Note, any of the Debts, any Collateral or any Security Document, (ii) any understanding or agreement that any other person, firm or corporation was or is to sign, guarantee or become bound on or for the Note or any Security Document, (iii) the Holder's resort or failure or refusal to resort to any other security or remedy for the collection of any of the Debts, (iv) the sale, exchange, release or surrender of any of the Collateral or the release or discharge of any Obligor, (v) the death or bankruptcy of any Obligor, or in the case of such death or bankruptcy, the failure of the Holder to file a claim against the estate of such deceased or bankrupt Obligor, (vi) any renewal, extension, modification, amendment, supplement, or change in the status or terms of the Note, the Debts, any Collateral, or Security Document, (vii) any default by the maker under the Note or any Security Document, (viii) any compromise, settlement, release, discharge, termination, waiver, or extension of time for payment, performance, or observance of any of the Debts, (ix) the application of any payments, proceeds of Collateral or other sums to the Debts or any other indebtedness, obligations or liabilities of the Maker to the Holder, now or hereafter existing, in such order as the Holder may elect, (x) any exercise or non-exercise of any right, remedy, power, or privilege of the Holder with respect to the Debts, any Collateral or any Obligor, (xi) any failure, omission, delay or lack of diligence on the part of Holder to enforce, assert or exercise any such right, power, privilege, or remedy, or (xii) any claim (including, but not limited to, a counterclaim) that any Obligor may have against the Holder,
(viii) any other event, circumstance, or condition, and (g) agrees that it shall not be necessary for the Holder to give the undersigned notice of, or obtain consent or approval of the undersigned in connection with, (i) the making of any advances or extensions of credit under the Note, (ii) any of the matters set forth in clauses (a) through (f) hereof, or (iii) the Holder's acceptance of this agreement and reliance thereon.

         This Guaranty, and the undersigned's obligations hereunder shall continue to be effective or be automatically reinstated, as the case may be, any time payment of all or any part of the Debts is recovered (a "Recovered Payment") from the Holder as a result of a preference or other claim made under any bankruptcy, insolvency, dissolution, liquidation, reorganization, receivorship, or similar law or otherwise. The collateral, if any, securing this Guaranty may be held by the Holder until it is satisfied that all time periods during which the payment of all or any part of the Debts may be recovered from the Holder as a result of a preference or other claim under any bankruptcy, insolvency, dissolution, liquidation, reorganization, receivorship, or similar law or otherwise have elapsed.

         Any act or circumstance that shall toll any statute of limitations applicable to the Debts shall also toll the statute of limitations applicable to the undersigned's liability for the Debts under this Guaranty.

         Each of the undersigned who now is or hereafter becomes an "insider," as defined in the 11 U.S.C. ss. 101 (or any amendment or successor thereto or replacement thereof), of the maker herby waives and relinquishes all rights (including without limitation rights or subrogation) that such undersigned now has or hereafter may have to recover from or be reimbursed by the Maker or the Maker's property, or from any person, firm, or corporation that may now or hereafter have such a right to recover from or be reimbursed by the Maker or the Maker's property, any amounts paid by such undersigned to satisfy, in whole or in part, the Debts. The provisions of this paragraph are made for the express benefit of the maker as well as the Holder and may be enforced independently by the Maker.

         This Guaranty, the Mater Note on the other side and all other agreements or instruments evidencing, guaranteeing, securing, or executed in connection with the Debts contain the entire understanding and agreement between the undersigned and the Holder and supersede any and all prior agreements, understandings, promises, and statements with respect to the Debts.

         CAUTION-IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS CONTRACT
                              BEFORE YOU SIGN IT.



                                                                          [SEAL]
                                            ------------------------------



                                                                          [SEAL]
                                            ------------------------------

                                   EXHIBIT A


The interest rate on this note shall be one and three quarters percent (1.75%) per annum in excess of the average offered rate in the London interbank market for deposits in U.S. dollars for ninety (90) days (the "LIBOR Rate") as published in the Wall Street Journal or such other comparable financial information reporting service used by the Bank at the time such rate is determined.



Boyd Brothers Transportation, Inc.

By: /s/ Robert Bailey
    ------------------------------
Its: CFO

July 7, 2000